SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 17, 1999
                                                  ------------------------------

                   Prospect Street High Income Portfolio Inc.
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             (Exact name of registrant as specified in its charter)


     Maryland                     811-5557         04-302-8343
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                  60 State Street, Boston, Massachusetts 02109
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                     Address of principal executive offices

Registrant's telephone number, including area code: (617) 742-3800
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.           Other Events
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                  On December  17, 1999  Prospect  Street High Income  Portfolio
Inc. (the "Fund") announced that its stockholders approved a new investment advisory agreement between the Fund and Highland Capital Management, L.P. ("Highland") to take effect upon the closing of the acquisition of certain assets of Prospect Street Investment Management Co., Inc. by Highland (the "Transaction").

                  The stockholders also elected James Dondero, Mark Okada, John William Honis, Timothy K. Hui, Scott F. Kavanaugh and James F. Leary to the Board of Directors to serve commencing upon the closing of the Transaction and until the next annual meeting of the Fund's stockholders.

                  A copy of the press release announcing the foregoing is being filed as an exhibit to this Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial Information and
                   ---------------------------------------------------------
                  Exhibits
                  --------

                  Exhibit 99 - Press Release dated December 17, 1999.



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

                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROSPECT STREET HIGH INCOME
                                        PORTFOLIO INC.


Dated: December 21, 1999                By: /s/ John A. Frabotta
                                           -------------------------------
                                            John A. Frabotta
                                            Vice President, Treasurer,
                                            Chief Investment Officer and
                                            Chief Financial Officer




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